Positioned for growth Sandler O’Neill’s East Coast Financial Services Conference November 15-17, 2017

Positioned for growth 2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission- which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

Positioned for growth 3 HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 489 Locations: 43 (NC, SC, VA, TN) Stock Price: $25.30 Total Assets: $3.2 billion Price to TBV: 128% Total Loans: $2.4 billion Market Cap: $479.7 million Total Deposits: $2.1 billion Average Daily Volume: 37,960 Outstanding Shares: 18,962,075 Shares Repurchased (since Feb 19, 2013) 5,351,065 or approx. 26% Financial data as of September 30, 2017 Market data as of November 13, 2017

Positioned for growth 4 Strategic Operating Committee Leader Role Age Yrs in Banking Yrs w/HTBI Dana Stonestreet Chairman, President & Chief Executive Officer 63 39 28 Tony VunCannon Executive Vice President & Chief Financial Officer 52 29 25 Hunter Westbrook Executive Vice President & Chief Banking Officer 54 30 5 Howard Sellinger Executive Vice President & Chief Information Officer 64 42 42 Keith Houghton Executive Vice President & Chief Credit Officer 55 30 3 Parrish Little Executive Vice President & Chief Risk Officer 49 27 2 197 105

Positioned for growth Phase I: Created a Foundation For Growth  Lines of Business – Infrastructure and Talent  New markets for growth Phase II: Executing Our Strategic Plan with a Sense of Urgency  Sound and Profitable Organic Growth  Loans  Deposits  Lower our efficiency ratio  Noninterest income growth  Expense management  Streamlining current processes  Repurchase shares opportunistically  Highly accretive in-market acquisitions Phase III: Consistently improving performance 5 Transitioning to a High Performing Community Bank

Positioned for growth $318 $431 $585 $605 $609 $686 $711 $722 $748 $885 $926 $1,124 $1,348 $1,470 $1,641 $1,638 $1,720 $1,583 $2,074 $2,783 $2,718 $3,207 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 ($000 ) Assets Loans Deposits Tryon Federal Partnership 1996 Shelby Savings Partnership 1998 Home Savings Partnership 2005 Industrial Federal Partnership 2010 BankGreenville Merger 2013 Cherryville Federal Partnership 2011 Mergers with Jefferson Federal, Bank of Commerce and Bank of America Branches 2014 TriSummit Merger 2017 2012 Stock Conversion 6 Growth Since 1996

Positioned for growth 7 Foundation for Growth and Performance • Converted to stock in July 2012 and raised $211.6MM • Added 7 larger growing markets in NC, SC, VA and East TN since conversion • 4 whole bank acquisitions • 3 new Commercial Loan Production Offices from “lift-outs” of existing commercial lending teams • Purchased 8 Bank of America branches • Added new metro markets with populations of more than 4.7 million to legacy markets of 900,000 • Added 23 new locations and $1.6 billion in assets • Hired a Director of Mortgage Lending to expand this line of business in our new metro markets • Added a Consumer Banking Executive to focus on improving the retail and consumer lines of business • Hired 29 new Commercial Market Presidents / Commercial Relationship Managers to grow commercial lending • Added new lines of business and experienced leaders • Indirect Auto Finance - grown portfolio to over $140 million • Municipal Finance – portfolio of over $100 million • Treasury Management • SBA 7(a) Loan Program • Equipment Finance • Consolidated 10 branch offices • Grown to the 2nd largest community bank headquartered in NC

Positioned for growth 8 Strong Footprint for Growth

Positioned for growth 9 Population Growth Through Addition of New Metro Markets 890,851 890,851 890,851 890,851 890,851 2,222,774 2,222,774 2,222,774 2,512,274 2,512,274 3,113,625 5,625,899 6,349,700 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2012 2013 2014 2015 2017 613% Increase in Market Population New Market: - Greensboro/High Point MSA (723,801) 723,801 Original NC Markets: - Asheville, NC/MSA (442,531) - 5 Other non-metro markets (448,320) New Markets: - Greenville, SC/MSA (855,961) - Knoxville, TN/MSA (855,322) - Tri-Cities, TN/MSA (511,491) New Markets: - Charlotte, NC/Mecklenburg County (990,104) - Roanoke, VA/MSA (313,033) - Raleigh, NC/Wake County (978,065) - 3 Other non-metro markets (231,072) Source: U.S. Bureau of Labor Statistics; population amounts as of the date of each acquisition

Positioned for growth 10 HomeTrust Growth Markets Asheville, NC MSA  2017 unemployment at 3.5% down from 3.7% in 2016  No. 1 Best in the U.S. Destination for 2017, Lonely Planet, January 2017  No. 3 out of 18 for the World’s Best Cities for Millennials, Matadornetwork.com, May 2016  No. 2 Best Startup City in America, Popular Mechanics, January 2015  No. 10 in Best Cities in the US and Canada, Travel & Leisure, July 2015  No. 34 for Best Places for Business & Careers, Forbes, November 2014 Charlotte, NC MSA  2017 unemployment at 4.0% down from 4.4% in 2016  No. 13 Fastest Growing Cities, Forbes, March 2016  No. 7 Best City to Start a Business, WalletHub, May 2016  No. 11 Highest Startup Growth, Business Insider, June 2016  No. 2 Best States for Businesses and Careers, Forbes, October 2015 Knoxville, Kingsport, Bristol, Johnson City, TN MSA Areas  Knoxville: 2017 unemployment at 2.7% down from 3.9% in 2016  Kingsport/Bristol: 2017 unemployment at 3.6% down from 4.6% in 2016  Johnson City: 2017 unemployment at 3.2% down from 4.6% in 2016  Tennessee: named the Fourth Best State in the Country for Business, Chief Executive Magazine, 2016 Best & Worst States for Business list  Knoxville in top five for 10 Best Cities for Small Businesses, CNN Money, August 2015  Tennessee: named 2014 State of the Year for economic development, Business Facilities, 2014 Roanoke, VA MSA  2017 unemployment at 3.8% up from 3.7% in 2016  Virginia ranked No. 3 for Business Friendliness, CNBC 2015  Virginia ranked No. 4 for Best State for Doing Business, Forbes, 2014 Source: U.S. Bureau of Labor Statistics, Chamber of Commerce of named cities, Tennessee Department of Economic & Community Development, Virginia Economic Development Partnership; unemployment rates as of June for each year Raleigh, NC MSA  2017 unemployment at 3.8% down from 4.1% in 2016  No. 14 Fastest Growing Metro in U.S., U.S. Census Bureau, March 2017  No. 10 Boomtowns of 2016, SmartAssets, January 2017  #3 Best Cities For Young Professionals, Forbes, March 2016  #3 Best Cities for Young Families, Value Penguin, February 2016 Greenville, SC MSA  2017 unemployment at 3.3% down from 4.1% in 2016  No. 9 Top 10 Small Cities Where Business is Thriving, Entrepreneur, 2015  No. 6 list of America's Engineering Capitals, Forbes, 2014  No. 7 Best State for Business, Chief Executive Magazine, 2014  Best Cities for Jobs Fall 2013, Manpower Survey as reported in Forbes Magazine

Positioned for growth 11 New Greensboro Commercial Loan Production Office • Announced July 31, 2017 • Strong new metro market • Greensboro-High Point MSA with population of 723,801 • 3rd largest MSA in North Carolina behind Charlotte and Raleigh • 7th metro market added since our stock conversion • Natural geographic expansion – existing offices in adjacent counties • “Lift-out” of experienced Greensboro market commercial lending team • Robert Gray –Market President – 20 years of experience • Chad Davis – Commercial Relationship Manager – 11 years of experience • Previous experience includes Centura Bank, SunTrust Bank, and NewBridge Bank • Focused on C&I lending • Currently only 10% of our total loan portfolio • Capitalizing on high degree of disruption in the Greensboro market due to recent mergers • Premier Commercial Bank → NewBridge Bank→ Yadkin → FNB • High Point Bank → BNC Bank → Pinnacle Bank • Carolina Bank → First Bank

Positioned for growth 12 Building a High-Performing Commercial Lending Team Changes in the past 5 years Commercial lenders in legacy markets – June 2012 5 Attrition in legacy markets (4) Hired/replaced in legacy markets 4 Acquired through bank acquisitions 21 Attrition after bank acquisitions (18) Hired/replaced in acquired markets 14 “Lift-outs” of commercial teams in 3 new metro markets 8 _____ Current Market Presidents/Commercial Relationship Managers 30 Leaders of new lending lines of business 3 ____ High Performing Commercial Lending Team – November 2017 33 (29 hired in the past 5 years) (32 hired in the past 5 years)

Positioned for growth 13 Adding Talent for Growth Commercial and Line of Business Leaders

Positioned for growth 14 5-Year Growth Since Conversion Conversion Ended 09/30/2012 09/30/2017 $ % Total Assets $1,603 $3,250 $1,647 103% Total Loan Portfolio $1,203 $2,395 $1,192 99% Total Deposit Portfolio $1,160 $2,100 $940 81% Checking Accounts 239 769 530 222% Money Market/Savings 337 873 536 159% Total Core Deposits 576 1,642 1,066 185% Time Deposits 584 458 (126) -22% Locations 20 43 23 115% Conversion

Positioned for growth 15 Continuing To “De-Thrift” the Balance Sheet Organic Loan Growth in Nonmortgage Loans:  Commercial  Commercial real estate (CRE)  Commercial & industrial (C&I)  Commercial Construction  Indirect Auto  SBA Lending  Equipment Finance Core Deposit Growth:  Commercial checking  Fee generation  Planned runoff of higher rate, single service CD’s Increasing Noninterest Income:  Mortgage banking income  Deposit fees  Treasury management  SBA Lending

Positioned for growth 16 Loan Highlights Loan Portfolio Growth:  Organic loan growth of 14% in FY 2017 vs. 4% in FY 2016 ($243MM vs $75MM)  30% growth in indirect auto loans ($32MM)  53% growth in commercial loans ($400MM* - CRE, C&I, Commercial Construction, Municipal Leases)  88% of fiscal 2017 commercial production was from new metro markets Recent Highlights/Enhancements:  Hired 13 new Commercial Market Presidents/Relationship Managers in last 12 months  Hired/replaced 29 Commercial Market Presidents/Relationship Managers in last 5 years  Announced new SBA 7(a) loan program  Announced new Equipment Finance line of business  Acquired United Financial – Municipal Finance line of business  Announced new Greensboro Commercial Loan Production Office with focus on C&I lending  Added 10 new mortgage loan officers in the last 12 months in 5 new metro markets  Increased total mortgage loan production by 41% ($305MM in FY 2017 vs $216MM in FY 2016) * Includes $185 million from TriSummit Bank acquisition

Positioned for growth 17 Loan Portfolio Composition $ 6 2 1 $ 6 0 2 $ 6 6 0 $ 6 5 0 $ 6 2 4 $ 6 8 4 $200 $182 $223 $336 $459 $518 $411 $383 $615 $700 $750 $1 ,150 $- $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 2017 Lo an B ala n ce Fiscal Year 1-4 Family HELOCs & Other Consumer Commercial 5-Year CAGR of 13.81% 29% 22% 31.0% 8% 10% Loans: 6/30/17 1-4 Family ($684MM) HELOCs & Other Consumer ($518MM) Commercial RE ($730MM) Commercial Construction ($198MM) Other Commercial ($222MM) Commercial 48% Dollars in millions 51% 16% 19% 3% 11% Loans: 6/30/12 1-4 Family ($621MM) HELOCs & Other Consumer ($200MM) Commercial RE ($239MM) Commercial Construction ($42MM) Other Commercial ($130MM) Commercial 33% Increased commercial loan portfolio by $739 million or 180% since 2012

Positioned for growth 18 Commercial Loan Production by Type Excludes municipal leases. Dollars in thousands $4,013 $3,971 $28,649 $18,960 $13,389 $35,773 $34,583 $47 ,955 $11 2 ,349 $22,933 $16 4 ,945 $13 7 ,660 $92 ,591 $19 2 ,803 $ 2 3 8 ,8 7 0 $- $50,000 $100,000 $150,000 $200,000 $250,000 C&I Commercial Construction CRE Origi n at io n s Fiscal Year 2013 2014 2015 2016 2017

Positioned for growth 19 Commercial Real Estate Composition 12% 29% 11% 12% 7% 10% 5% 3% 11% As of 6/30/17 Multifamily Owner Occupied Office Retail Hospitality Shopping Centers Industrial Healthcare Other

Positioned for growth 20 Commercial Production by Market 22,571 38,151 56,969 53,551 69,902 62,413 12,264 141,336 255,636 461,851 5 5 8 15 19 30 - 5 10 15 20 25 30 2012 2013 2014 2015 2016 2017 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Legacy New markets CRM/Lenders 88% 12% 69,538 Production by market above excludes municipal leases. Dollars in thousands 194,887 524,264 325,538 Legacy/New Markets

Positioned for growth 21 Consumer Loan Production Dollars in thousands $15 ,839 $33 ,324 $9,598 $49 ,841 $53 ,010 $54 ,598 $87 ,844 $49 ,794 $84 ,707 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 HELOC-originated/Consumer Indirect auto Origi n at io n s Fiscal Year 2013 2014 2015 2016 2017 $0

Positioned for growth 22 Mortgage Loan Production $35 ,907 $22 7 ,117 $12 0 ,808 $ 4 9 ,4 5 5 $ 7 3 ,5 0 1 $68 ,242 $49 ,689 $74 ,353 $89 ,299 $42 ,493 $91 ,963 $81 ,577 $71 ,674 $13 4 ,258 $99 ,220 $- $50,000 $100,000 $150,000 $200,000 $250,000 Construction 1-4 Family Originated for Sale 1-4 Family Portfolio Origi n at io n s Fiscal Year 2013 2014 2015 2016 2017 Dollars in thousands

Positioned for growth 23 Deposit/Retail Highlights Deposit Growth:  17% core deposit* growth in fiscal 2017 ($226MM)  24% growth in total checking accounts  41% growth in commercial checking accounts  Core deposits* now make up 77% of total deposits  Average cost of total deposits remained at .28% for fiscal 2017 Customer/Household Trends in fiscal 2017:  8% growth in total retail households  16% growth in total retail loan households  7% increase in number of deposit households  Consistently favorable trends in the number of engaged checking and ‘sweet spot’ relationships – those households with checking, savings, and credit accounts (all 3) Product/Process Improvements:  Introduced new Consumer Lending and HELOC origination platform (MeridianLink) in Q1 fiscal 2018  Enhanced online and mobile banking, including improvements to online account opening  Consolidated three branches concurrently with TriSummit Bank data conversion in March 2017  Continually refining staffing models to achieve/maintain optimum FT/PT balance  Construction underway for de novo branch in Cary NC, opening slated for Spring 2018 *Core deposits exclude all time deposits/certificates of deposit.

Positioned for growth Deposit Portfolio Mix 2012 2013 2014 2015 2016 2017 Time Deposits $629,958 $540,387 $634,154 $577,075 $442,649 $462,146 Money Market/Savings $348,519 $357,876 $530,221 $703,622 $731,137 $806,756 Checking Accounts $230,683 $256,486 $418,671 $591,429 $628,910 $779,549 Core Deposits % (excludes time deposits) 47.90% 53.20% 59.94% 69.18% 75.45% 77.44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Total Deposits: $1,583,046 Total Deposits: $1,872,126 Total Deposits: $1,802,696 Total Deposits: $1,209,160 Total Deposits: $1,154,749 Total Deposits: $2,048,451 24 Dollars in thousands 2012 MMDA/Saving excludes $264.2MM related to investor funds used to purchase Company stock for the July 11, 2012 IPO.

Positioned for growth 52.1% 46.8% 40.1% 30.8% 24.6% 22.6% 28.8% 31.0% 33.5% 37.6% 40.6% 39.4% 19.1% 22.2% 26.4% 31.6% 34.9% 38.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 2015 2016 2017 Time Deposits Money Market/Savings Checking Accounts $462,146 $806,756 $779,549 Time Deposits Money Market/Savings Checking Accounts Dollars in thousands Deposit CompositionDeposit Migration 0.85% 0.63% 0.46% 0.30% 0.28% 0.28% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2012 2013 2014 2015 2016 2017 Cost of Funds Deposit balances as of fiscal year end; Cost of funds are averages for the fiscal year; 2012 MMDA/Saving excludes $264.2MM related to investor funds used to purchase Company stock for the July 11, 2012 IPO. 25 Deposit Composition

Positioned for growth 26 Growing Noninterest Income  New SBA Line of Business  Gain from loan sales  Third party servicer to keep overhead low  Mortgage Banking  Expanded into 5 of our new metro markets  Added 10 new mortgage loan officers in the last 12 months  Increasing rates to enhance gain on loan sales  Moving to a “mortgage banking” model and process and away from the “traditional thrift” model  Treasury Management  Focus on increasing fees and appropriate pricing  Additional debit card revenue from purchase card program  Increased fees from new merchant services program  Increased discipline and monitoring of fee waivers and refunds – reduced 64% in fiscal 2017

Positioned for growth 27 Creating Efficiencies/Expense Management  Consolidated 10 branch offices  Closed 6 overlapping rural offices  Consolidated 4 offices related to acquisitions  Branch optimization staffing study reduced expense $375,000 annually  Changed health care insurance providers to avoid $700,000 increase  Reduced REO-related expense by $385,000, or 21% in fiscal 2017  Achieved 50% cost savings in TriSummit acquisition

Positioned for growth Nonperforming Assets / Total Assets Net Charge-Offs & NCO / Avg. Loans $30,640 $4 ,127 0.34% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2012 2013 2014 2015 2016 2017 Net Charge-Offs NCO/Avg. Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2012 2013 2014 2015 2016 2017 ALL ALL/Tot. Loans 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2012 2013 2014 2015 2016 2017 Dollars in thousands Provision For / (Recovery Of) Loan Losses $15,600 $1,100 $(6,300) $150 $- $- (10,000) (5,000) - 5,000 10,000 15,000 20,000 2012 2013 2014 2015 2016 2017 Allowance for Loan Losses & ALL / Total Loans 28 Asset Quality All data is as of or for the year ended June 30

Positioned for growth 29 Current FHLB Leveraging Strategy  Borrowed $318 million (1) of additional short-term advances from the FHLB  Average borrowings for the year totaled $578 million  Borrowings increased FHLB stock requirements to $32 million to take advantage of high dividend rate (4.77% annualized for 4th quarter 2017)  Used funds to invest in short-term interest earning deposits (CD’s in other banks, commercial paper, and deposits with the Federal Reserve Bank)  Increased net interest income by $1.8 million for the year  Decreased net interest margin 39 basis points – excluding this leveraging strategy, net interest margin would be 3.88% for the year ended June 30, 2017  Will continue to impact net interest margin and ROA in fiscal 2018 while contributing to earnings and EPS  Plan to continue reducing leveraging strategy over time (1) Average additional borrowings for FHLB leveraging strategy for the year ended June 30, 2017. Average additional borrowings for FHLB leveraging strategy for the quarter ended September 30, 2017 was $245 million.

Positioned for growth 30 Investment Portfolio Composition Investments: 6/30/17 ($281 MM) 24% 33% 12% 2%29% US Gov't Agency ($66 MM) MBS-Gov't Agcy/GSE ($93 MM) Munis ($34 MM) Corporate Bonds ($6 MM) FDIC Insured CDs in Other Banks($82 MM) Yield: 1.76% Avg Repricing Term: 2.13 years Investments exclude $245MM in short- term interest-earning deposits related to our leveraging strategy

Positioned for growth 31 Continuing to Leverage Capital • Organic loan growth • Opportunistic acquisitions at reasonable prices • Share repurchases – Repurchased 26% since 2012 conversion • Dividends - None to date with low price to tangible book value 13.06% 11.13% 13.06% 13.89% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Common Equity Tier 1 (1) Tier 1 Leverage Ratio Tier 1 Risk-Based Ratio Total Risk-Based Ratio 2012 2013 2014 2015 2016 2017 6.5% = well Capitalized 5% = well Capitalized 8% = well Capitalized 10% = well Capitalized Source: Federal Reserve Reports as of each fiscal year ended June 30 (1) Common Equity Tier 1 Ratio was effective January 1, 2015, not applicable for earlier periods.

Positioned for growth 32 Opportunistic Acquisition Strategy  Geographic footprint – within or adjacent to our current market footprint  Attractive, growing market  Asset size – Target of $300 million to $800 million  Strong core deposit base  Earnings accretion of 10% or more  Minimum dilution to current tangible book value  Earnback period of 4 years or less  Significant but realistic cost savings  Reasonable price with a currency mix of cash and stock  No major credit issues  Cultural fit

Positioned for growth (Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC 33 Stock Buy Backs Percent Purchased of Outstanding Shares Number of Shares Total Cost Avg Cost / Share 1st Buy Back (completed 4/29/13) 4% 846,400 13,299$ 15.71$ 2nd Buy Back (completed 12/2/13) 5% 1,041,245 17,055$ 16.38$ 3rd Buy Back (completed 11/18/14) 5% 989,183 15,589$ 15.76$ 4th Buy Back (completed 8/5/15) 5% 1,023,266 16,298$ 15.93$ 5th Buy Back (completed on 1/20/16) 5% 971,271 18,089$ 18.62$ 6th Buy Back (approved on 12/15/15) 5% 479,700 8,634$ 18.00$ Total repurchased through June 30, 2017 26% 5,351,065 88,964$ 16.63$ Remaining Shares to be purchased through 6th Buy Back 443,155 Total Shares Repurchased / Authorized 5,794,220

Positioned for growth 34 Quarter Ended September 30, 2017 Highlights (Dollars in thousands, except per share amounts) As Reported 09/30/2017 09/30/2016 Amount Percent Net income 5,567$ 3,824$ 1,743$ 46% EPS - diluted 0.30$ 0.22$ 0.08$ 36% ROA 0.70% 0.55% 0.15% 27% Net interest margin (tax equivalent) 3.44% 3.44% 0.00% 0% Noninterest income 4,577$ 4,241$ 336$ 8% Core Earnings (1) Net income 5,595$ 4,294$ 1,301$ 30% EPS - diluted 0.30$ 0.25$ 0.05$ 20% ROA 0.70% 0.62% 0.08% 13% Organic Loan Growth $ Growth 43,175$ 24,020$ 19,155$ 80% % Growth (annualized) 7.90% 5.70% 2.20% 39% Loan originations: Commercial portfolio 164,054$ 76,971$ 87,083$ 113% Retail portfolio 80,439 74,602 5,837 8% 1-4 family originated for sale 32,424 38,908 (6,484) (17%) Total loan originations 276,917$ 190,481$ 86,436$ 45% Quarter Ended Change (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC

Positioned for growth 35 Fiscal Year Ended June 30, 2017 Highlights As Reported 06/30/2017 06/30/2016 Amount Percent Net income 11,847$ 11,456$ 391$ 3% EPS - diluted 0.65$ 0.65$ -$ 0% ROA 0.40% 0.42% (0.02%) -5% Net interest margin (tax equivalent) 3.49% 3.37% 0.12% 3.56% Noninterest income 15,440$ 13,503$ 1,937$ 14% Core Earnings (1) Net income 17,111$ 12,228$ 4,883$ 40% EPS - diluted 0.94$ 0.70$ 0.24$ 34% ROA 0.58% 0.45% 0.13% 29% Organic Loan Growth $ Growth 242,501$ 74,757$ 167,744$ 224% % Growth 14.40% 4.43% 9.97% 225% Loan originations: Commercial portfolio 541,515$ 336,655$ 204,860$ 61% Retail portfolio 305,395 266,512 38,883 15% 1-4 family originated for sale 134,258 91,963 42,295 46% Total loan originations 981,168$ 695,130$ 286,038 41% Year Ended Change (Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC (1) See Non-GAAP Disclosure Appendix.

Positioned for growth (Dollars in thousands, except per share amounts) 36 Balance Sheet Highlights 09/30/2017 09/30/2016 Amount Percent Total assets 3,249,998$ 2,754,109$ 495,889$ 18% Total loans 2,394,755 1,881,481 513,274 27% Core deposits 1,642,431 1,376,220 266,211 19% Total deposits 2,100,310 1,793,528 306,782 17% Stock olders' equity 405,499 364,401 41,098 11% Nonperforming loans/ Total loans 0.59% 0.90% (0.31%) (34%) Classified assets/Total assets 1.50% 2.07% (0.57%) (28%) Book value per share 21.38$ 20.25$ 1.13$ 6% Tangible book value per share (1) 19.81$ 19.31$ 0.50$ 3% At Change Source: Company documents previously filed with the SEC (1) See Non-GAAP Disclosure Appendix.

Positioned for growth 37 Improving Earnings Performance $9,746 $8,256 $11,784 $12,228 $17,111 $5,595 $22,380 $0.49 $0.44 $0.61 $0.70 $0.94 $1.20 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 (annualized) Net Income - Annualized Net Income - Adjusted Diluted EPS - Adjusted Dollars in thousands See Non-GAAP Disclosure Appendix

Positioned for growth 38 Market Price and Price to Tangible Book $16.96 $15.77 $16.76 $18.50 $24.40 $25.65 96.1% 89.2% 92.8% 97.1% 126.0% 129.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 06/30/2013 06/30/2014 06/30/2015 06/30/2016 06/30/2017 09/30/2017 Market Price per Share Price to Tangible Book

Positioned for growth 100.0 120.0 140.0 160.0 180.0 200.0 220.0 240.0 07/11/12 06/30/13 06/30/14 06/30/15 06/30/2016 06/30/2017 09/30/2017 Total Return Performance HomeTrust Bancshares, Inc. NASDAQ Bank NASDAQ Composite 39 Total Shareholder Return

Positioned for growth 40 Community Banks Headquartered in North Carolina $33,612 $36,542 $32,170 $50,502 $20,047 25 25 24 22 12 0 5 10 15 20 25 30 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 FY 2013 FY 2014 FY 2015 FY 2016 09/30/2017 Assets No. of Banks > $500 million & < $10 billion Dollars in millions

Positioned for growth 41 Proven Growth Strategy • Building on Our Strong Organic Growth • 7 new metro markets (including our new Greensboro LPO) • Commercial lending • Mortgage banking • Core deposits • Expanding into New Lines of Business • Indirect auto • Equipment Finance • SBA • Opportunistic Acquisition Strategy • Experienced integration team and proven process • 4 whole bank acquisitions since 2013 • 3 Commercial Loan Production Offices with “lift-outs” from other banks • Purchased 8 Bank of America branches

Favorable Trading Price

Top Ten Conversion Picks, $2-10B in Assets

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	BNCL	Beneficial Bancorp, Inc	PA	1,259	16.60	2nd-step	01/13/2015	75.867	5,829	147	29	1.4%
	BRKL	Brookline Bancorp (Pro forma)	MA	1,250	15.50	2nd-step	07/09/2002	80.660	6,982	185	16	2.3%
	EBSB	Meridian Bancorp, Inc (Pro forma)	MA	1,001	18.65	2nd-step	07/29/2014	53.650	4,905	166	19	0.9%
	FBNK	First Connecticut Bancorp, Inc	CT	426	26.75	Standard	06/30/2011	15.943	2,992	159	17	2.1%
	HONE	HarborOne Bancorp, MHC*	MA	604	18.81	MHC	06/29/2016	32.121	2,566	96	32	NA
◆	HTBI	HomeTrust Bancshares, Inc	NC	487	25.65	Standard	07/11/2012	18.968	3,207	133	22	NA
	KRNY	Kearny Financial Corp.	NJ	1,295	15.35	2nd-step	05/19/2015	84.351	4,818	137	77	0.8%
	TBNK	Territorial Bancorp Inc	HI	310	31.57	Standard	07/13/2009	9.830	1,924	132	16	2.5%
	WNEB	Western New England Bancorp, Inc	MA	339	10.90	2nd-step	01/04/2007	31.070	2,073	144	18	1.1%

**HONE P/TB assumes a 2nd-step, with market adjusted TB = $19.69, current MHC TB = $10.06.*

From Compass Point Research and Trading, LLC
- Seeking Value, Top 10 Conversion Picks Near Book, October 2, 2017

Positioned for growth

42

Positioned for growth 43 Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@hometrustbanking.com Hunter Westbrook EVP/Chief Banking Officer hunter.westbrook@hometrustbanking.com Tony VunCannon EVP/Chief Financial Officer/Treasurer tony.vuncannon@hometrustbanking.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.hometrustbanking.com

Positioned for growth Non-GAAP Disclosure Appendix 44

Positioned for growth In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: tangible book value per share, net income excluding merger-related expenses, nonrecurring state tax expense, gain from the sale of premises and equipment, and impairment charges for branch consolidation; and return on assets ("ROA") and earnings per share ("EPS") excluding merger expenses, nonrecurring state tax expense, gain from the sale of premises and equipment, and impairment charges for branch consolidation. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. Management elected to obtain additional FHLB borrowings beginning in November 2014 as part of a plan to increase net interest income. The Company believes that showing the effects of the additional borrowings on net interest income and net interest margins is useful to both management and investors as these measures are commonly used to measure financial institutions performance and performance against peers. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. 45 Non-GAAP Disclosure Reconciliation

Positioned for growth 46 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book:

Positioned for growth 47 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP net interest income and net interest margin as adjusted to exclude additional FHLB borrowings and proceeds from such borrowings:

Positioned for growth 48 Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, ROA, and EPS as adjusted to exclude merger-related expenses, nonrecurring state tax expense, gain on sale of premises and equipment, and impairment charge for branch consolidation:

Positioned for growth 49 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP net income and EPS as adjusted to exclude merger-related expenses, nonrecurring state tax expense, gain on sale of premises and equipment, loan loss provision (recovery), and impairment charge for branch consolidation: